Exhibit 10.17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

SUB-LICENSE AGREEMENT

This SUB-LICENSE AGREEMENT (the “Agreement”), is made and effective as of April 8, 2011 (the “Effective Date”) by NT Life Sciences, LLC, a Delaware limited liability company (“Sublicensor”), Kadmon Pharmaceuticals, LLC, a Delaware limited liability company (“Sublicensee”) and Surface Logix, Inc., a Delaware corporation (“SLX”) (each of SLX, Sublicensor and Sublicensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.                                    WHEREAS, Sublicensor has obtained by way of a license agreement (the “Main License Agreement”) dated even date hereof between Sublicensor and SLX, certain intellectual property that SLX owns or has the right to license.

B.                                    WHEREAS, Sublicensee wishes to obtain a license from Sublicensor under certain Sublicensed IP (as defined below) that is covered by the Main License Agreement.

B.                                    WHEREAS, Sublicensor is willing to grant an exclusive worldwide sublicense to Sublicensee under Sublicensor’s rights in the Sublicensed IP on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein, the parties therefore agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following terms have the meaning set forth in this ARTICLE 1.

1.1                               “Affiliate” means any corporation or other entity that is directly or indirectly controlling, controlled by or under the common control with a Party hereto.  For the purpose of this Agreement, “control” includes the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority.  For avoidance of doubt, SLX and Sublicensor, on the one hand, and Sublicensee, on the other hand, shall be deemed not to be Affiliates of one another for the purposes of this Agreement.

1.2                               “Applicable Laws” means, with respect to each Party, all laws, codes, ordinances, statutes, rules, regulations, orders, decrees, judgments, injunctions, notices or binding agreements promulgated or entered into by any Governmental Authority having jurisdiction over such Party or such Party’s obligations under this Agreement, as the same may be amended, modified or repealed from time to time.

1.3                               “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

NT Life — Kadmon Sublicense

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.4                               “Buyer” has the meaning set forth in the Merger Agreement.

1.5                               “Code” has the meaning set forth in Section 13.10.

1.6                               “Combination Product” means either (i) a Licensed Program Product containing as its active ingredients one of SLx-2101, SLx-2119 or SLx-4090 and one or more other active ingredients, or (ii) a combination therapy priced and sold in a single package comprised of a Licensed Program Product and one or more other therapeutically, prophylactically or diagnostically active products, in each case (i) and (ii), in all dosage forms, formulations, presentations, line extensions, and package configurations.  All references to Licensed Program Products in this Agreement shall be deemed to include Combination Products.

1.7                               “Commercially Reasonable Efforts” means with respect to the efforts to be expended by a Party with respect to the objective that is the subject of such efforts, reasonable, good faith efforts and resources to accomplish such objective that such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to the development or commercialization of a Program Asset Product, such efforts shall be similar to those efforts and resources consistent with the usual practice of such Party in pursuing the development or commercialization of a potential pharmaceutical product owned by it or to which it has exclusive rights, with similar product characteristics as the relevant Program Asset Product, which is of similar market potential at a similar stage in its development or product life as the relevant Program Asset Product, taking into account issues of scientific risk, patent coverage, safety and efficacy, product profile, competitiveness of the marketplace, proprietary position, the regulatory structure involved and potential profitability (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors, including technical, legal, scientific and/or medical factors, but excluding the contingent payments and Sublicense Revenue payments made or to be made under the Merger Agreement.

1.8                               “Company Securityholders” has the meaning set forth in the Merger Agreement.

1.9                               “Confidential Information” means the terms of this Agreement (but not its existence) and all trade secrets, know-how and other proprietary confidential information of a Party or its Affiliates, licensees or sublicensees (including technical, business, financial and market information, patent disclosures, patent applications, structures, models, techniques, formula processes, compositions, compounds, antigens, antibodies, hybridomas, apparatus, designs, sketches, photographs, plans, drawings, specifications, samples, reports, customer lists, price lists, studies, findings, inventions and ideas) disclosed by either Party or their Affiliates, licensees or sublicensees or obtained through observation or examination of the other’s information or developments, but only to the extent that such information is maintained as confidential by the Party, Affiliate, licensee or sublicensee providing same and provided that, Confidential Information shall only include information that is either marked as “CONFIDENTIAL” or that, due to the nature of the information, the receiving Party, Affiliate, licensee or sublicensee should reasonably know that it is confidential.

1.10                        “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.11                        “Cover(ed)” shall mean, with respect to any Patent Right and the subject matter at issue, that, but for an ownership right or license granted under a Valid Claim of such Patent Right, the manufacture, use, sale, offer for sale or importation of the subject matter at issue would infringe such Valid Claim.

1.12                        “Drug Master File” means the drug master file related to a Licensed Program Product filed with the United States Food and Drug Administration, or its equivalent in jurisdictions outside the United States.

1.13                        “Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, option, license, assignment, power of sale, retention of title, right of preemption, right of first refusal or security interest of any kind.

1.14                        “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

1.15                        “Indemnified Parties” has the meaning set forth in Section 12.1.

1.16                        “Indemnified Proceeding” has the meaning set forth in Section 12.2.

1.17                        “Indemnifying Party” has the meaning set forth in Section 12.2.

1.18                        “Invention” means any process, method, composition of matter, article of manufacture, discovery, improvement, or finding that is conceived or reduced to practice arising from this Agreement during the Term.  Any process, method, composition of matter, article of manufacture, discovery, improvement, or finding that is described in a filed patent application prior to the Effective Date shall be deemed not to be an Invention for the purposes of this Agreement.

1.19                        “Knowledge of SLX” means the actual (and not imputed) knowledge of any executive officer or member of the board of directors of SLX, without the duty of inquiry or investigation.

1.20                        “Licensed Know-How” means any and all know-how, trade secrets and proprietary technology that is “Licensed Know-How under the Main License Agreement on or after the Effective Date and that relates to the Licensed Patents, Regulatory Files, SLx-2101, SLx-2119, SLx-4090 or a Program, their use, formulation, preparation or manufacture or which is necessary or useful for the discovery, development, manufacture, import, use or sale of Licensed Program Products, including enhancements, manufacturing processes or protocols, writings, documentation, data, technical information, techniques, results of experimentation and testing, diagnostic and prognostic assays, specifications, databases, any and all laboratory, research, pharmacological, toxicological, analytical, quality control, pre-clinical and clinical

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

data, safety data, chemistry, manufacturing and control data and other information and materials, whether or not patentable, but excluding the SLX Platform Technology.

1.21                        “Licensed Patents” means any and all Patent Rights licensed to Sublicensor under the Main License Agreement that relate to Regulatory Files, SLx-2101, SLx-2119, SLx-4090 or a Program on or after the Effective Date, a Valid Claim of which would, but for the licenses granted hereunder, be infringed by the discovery, development, manufacture, use, offer for sale, sale or importation of a Licensed Program Product, including the patents listed on Schedule 1.21 hereto.

1.22                        “Licensed Program Product” means any pharmaceutical product in finished dosage form that contains any of SLx-2101, SLx-2119 or SLx-4090 as an active ingredient.

1.23                        “Licensee Indemnified Party” has the meaning set forth in Section 12.1.

1.24                        “Loss” has the meaning set forth in Section 12.1.

1.25                        “Master Clinical and Safety Database” has the meaning set forth in Section 3.4.

1.26                        “Merger Agreement” means that certain Agreement and Plan of Merger dated April 8, 2011, by and among Nano Terra, Inc., NT Acquisition, Inc., Surface Logix, Inc., and Dion Madsen, as the Stockholder Representative.

1.27                        “NDA” means a New Drug Application to be filed with the United States Food and Drug Administration, or any equivalent application in jurisdictions outside the United States.

1.28                        “Net Sales” has the meaning set forth in the Merger Agreement.

1.29                        “Off-label Use” means the unauthorized sale of a Licensed Program Product for clinical indications other than those stated in the labeling approved by the United States Food and Drug Administration or other applicable Regulatory Authority.

1.30                        “Operating Agreement” means the Operating Agreement of NT Life Sciences, LLC dated April 8, 2011.

1.31                        “Patent Rights” means all intellectual property rights represented by or issuing from (a) the United States and foreign issued patents and patent applications, including those listed in Schedule 1.29; (b) the invention disclosures listed in Schedule 1.29, Inventions owned by Sublicensor or SLX, and any patents and patent applications that are filed or issue therefrom; (c) all patent applications filed in any jurisdiction corresponding to or claiming priority from the patents and/or patent applications referred to in the foregoing clauses (a) and (b); (c) all divisionals, continuations and continuations-in-part of the patent applications referred to in the foregoing clauses (a), (b) and (c); (d) all patents issuing from the patent applications referred to in the foregoing clauses (a), (b), (c) and (d); (e) all reissues, re-examination certificates, registrations, confirmations, extensions, substitutions, renewals, amendments and supplementary protection certificates of the patent and/or patent applications referred to in the foregoing clauses (a) through (e); and (g) all foreign counterparts of the patents and patent applications referred to in the foregoing clauses (a) through (f).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.32                        “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

1.33                        “Phase 1 Clinical Trial” shall mean a clinical trial as defined in 21 C.F.R. 312.21(a), as may be amended from time to time, or any foreign equivalent thereto.

1.34                        “Phase 2 Clinical Trial” shall mean a clinical trial as defined in 21 C.F.R. 312.21(b), as may be amended from time to time, or any foreign equivalent thereto.

1.35                        “Phase 3 Clinical Trial” shall mean a clinical trial as defined in 21 C.F.R. 312.21(c), as may be amended from time to time, or any foreign equivalent thereto.

1.36                        “Program” means SLX’s clinical program pursuing indications for any of SLx2101, SLx-2119 or SLx-4090.

1.37                        “Program Asset Product” has the meaning set forth in the Merger Agreement.

1.38                        “Program Field” means all diagnostic and therapeutic uses of SLx-2101, SLx-2119 or SLx-4090.

1.39                        “Program Payments” has the meaning set forth in the Merger Agreement.

1.40                        “Regulatory Approval” means any and all approvals, with respect to any jurisdiction, or authorizations of a Regulatory Authority, that are necessary for the commercial manufacture, distribution, use, marketing or sale of a pharmaceutical product or diagnostic assay in such jurisdiction.

1.41                        “Regulatory Authority” means, in respect of a particular country or jurisdiction, the Governmental Entity having responsibility for granting Regulatory Approvals in such country or jurisdiction.

1.42                        “Regulatory Files” means any Drug Master File, IND, NDA, FDA minutes, Chemistry Manufacturing Controls, or any other filings filed with any Regulatory Authority with respect to a Program or any of SLx-2101, SLx-2119 or SLx-4090.

1.43                        “sNDA” means a Supplemental New Drug Application to be filed with the United States Food and Drug Administration, or any equivalent application in jurisdictions outside the United States.

1.44                        “SLX Indemnified Party” has the meaning set forth in Section 12.1.

1.45                        “SLX Licensees” means any Third Party to whom SLX has granted an exclusive license to use any Licensed Patents outside of the Program Field, solely for so long as such license is in effect.

1.46                        “SLX Platform Field” means the development, use and commercialization of cell, protein, and /or biochemical assays, and analytical methods for all purposes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.47                        “SLX Platform Technology” means any and all know-how, trade secrets and proprietary technology that is Controlled by SLX or its Affiliates on or after the Effective Date and that includes or relates to the technology set forth on Schedule 1.47 and any Patent Rights that Cover the any of the foregoing.

1.48                        “Sublicense Costs” means, with respect to each Licensed Program Product sublicensed by Sublicensee to a Third Party, all documented out-of-pocket costs and expenses actually incurred by Sublicensee after the Effective Date and directly relating to the establishment of such sublicense relationship, or directly relating to Sublicensee’s participation in the development of such Licensed Program Product under, or prior to entering into, such sublicense..

1.49                        “Sublicensed IP” means the Licensed Patents and the Licensed Know-How.

1.50                        “Sublicensee IP” means, other than Sublicensed IP, all patents, patent applications, invention disclosures, know-how, trade secrets, proprietary technology, findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical and safety data, chemistry, manufacturing and control data or changes to, arising from or related to the Sublicensed IP, the Licensed Program Products, Regulatory Files, SLx2101, SLx-2119 or SLx-4090 or any Program (including methods of manufacture and formulations), or any SLX Platform Technology, in each case as contemplated under the Main License Agreement.

1.51                        “Sublicense Revenue” has the meaning set forth in the Merger Agreement.

1.52                        “Tangible Materials” means any tangible documentation, know-how, data, reports, records or other materials or information, whether written or electronic, that is Controlled by SLX, embodying or related to the Sublicensed IP, Regulatory Files, SLx-2101, SLx-2119, SLx-4090 or a Program, including, but not limited to, documentation, patent applications and invention disclosures.

1.53                        “Term” has the meaning set forth in Section 13.1.

1.54                        “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.55                        “Trademarks” has the meaning set forth in Section 7.6.

1.56                        “Valid Claim” means any claim in any (a) unexpired and issued patent that has not been disclaimed, revoked or held invalid by a final nonappealable decision of a court or other governmental agency of competent jurisdiction, or (b) patent application that has not lapsed, in the case of a provisional patent application, or been cancelled, withdrawn or abandoned without the possibility of revival, nor has been pending for more than seven (7) years from the earliest priority date claimed for such application.

1.57                        “SLx-2101” means:  4-ethoxy-N-(2-methoxyethyl)-N-methyl-3-(5-methyl-4-oxo7-propy1-3,4-dihydroimidazo[1,5-f][1,2,4]triazin-2-yl)benzenesulfonamide, and all salts thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.58                        “SLx-2119” means:  2-(3-(4-(1H-indazol-5-ylamino)quinazolin-2-yl)phenoxy)-Nisopropylacetamide, and all salts thereof including methane sulfonic acid salt.

1.59                        “SLx-4090” means:  6-(4’-trifluoromethyl-6-methoxy-biphenyl-2-ylcarboxamido)- 1,2,3,4-tetrahydroisoquinoline-2-carboxylic acid phenyl ester, and all salts thereof.

ARTICLE 2
SUBLICENSES

2.1                               Sublicense in the Program Field.  Subject to the terms and conditions of this Agreement, Sublicensor hereby sublicenses to Sublicensee a worldwide, exclusive (even as to Sublicensor and SLX), non-transferable (except as expressly provided herein), license under the Sublicensed IP (with the right to grant sublicenses solely as provided in Section 2.3), to make, have made, manufacture, have manufactured, formulate, use, have used, sell, offer for sale, have sold, import, export, research, develop, have developed, register, transport, distribute, promote, market or otherwise dispose or offer to dispose of Licensed Program Products in the Program Field.

2.2                               Sublicense to SLX Platform Technology.  Subject to the terms and conditions of the Main License Agreement and this Agreement, Sublicensor hereby sublicenses to Sublicensee a worldwide, non-exclusive, non-transferable (except as expressly provided herein), license under the SLX Platform Technology (with the right to grant sublicenses solely as provided in Section 2.3) in the SLX Platform Field solely as and to the extent necessary to enable Sublicensee to make, have made, manufacture, have manufactured, formulate, use, have used, sell, offer for sale, have sold, import, export, research, develop, have developed, register, transport, distribute, promote, market or otherwise dispose or offer to dispose of Licensed Program Products in the Program Field pursuant to the sublicense granted under Section 2.1.

2.3                               Sublicenses.  Sublicensee has the right to grant written sublicenses (in whole or in part and through one or more tiers of sublicensees) under the sublicense granted pursuant to Section 2.1 hereof.  Sublicensee has the right to grant written sublicenses (in whole or in part and through one or more tiers of sublicensees) under the license granted pursuant to Section 2.2 solely to the extent such sublicense is granted concurrently and in connection with a grant of a sublicense under Section 2.1 to the same sublicensee.  Each sublicense granted pursuant to this Section 2.3 shall be consistent in all respects with this Agreement, the Main License Agreement and the Merger Agreement, which sublicenses shall include a provision binding sublicensees to all terms hereof intended for the protection or benefit of Sublicensor, SLX or its Affiliate and Company Securityholders.  Sublicensee agrees to deliver to Sublicensor and SLX or its Affiliate for informational purposes (and under an obligation of confidentiality) a true and correct copy of each sublicense granted by Sublicensee or any sublicensee and any modification or termination thereof within thirty (30) days after execution, modification or termination; provided, however, that Sublicensee may redact from such copy economic terms that are confidential and are not related to compliance with this Agreement, the Main License Agreement or the Merger Agreement as long as Sublicensee provides Sublicensor and SLX or its Affiliate with all terms Sublicensor or SLX or its Affiliate would reasonably deem necessary to insure that Sublicensee is meeting its obligations to Sublicensee and SLX or its Affiliate under this Agreement, or, if

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

applicable, to the Stockholder Representative pursuant to obligations under the Merger Agreement assumed by Sublicensee under this Agreement.

2.4                               No Implied Rights; Reservation of Rights in the SLX Platform Field.  Only the sublicenses granted pursuant to the express terms of this Agreement are of any legal force or effect.  No other sublicense rights are granted or created by implication, estoppel or otherwise.  All rights not explicitly granted hereunder are reserved.

2.5                               Ownership; Right to Use.  Notwithstanding Sections 2.1 through 2.3 above, the Parties acknowledge and agree that, as between the Parties, SLX retains ownership of all Sublicensed IP and the SLX Platform Technology.

2.6                               SLX Licensees.  Schedule 2.6 contains a true and complete list of and notice information for all SLX Licensees as of the Effective Date.  Sublicensor shall promptly provide Sublicensee with an amended version of Schedule 2.6 to the extent it receives such an amendment from SLX under the Main License Agreement.

ARTICLE 3
DELIVERY/TRANSFER

3.1                               Regulatory Files.  Within a reasonable time after the Effective Date, and no later than *** days thereafter, Sublicensor and Sublicensee shall, at Sublicensor’s sole cost and expense, take all actions necessary to provide Sublicensee or its designee with a right of access, reference and use of the Regulatory Files with respect to a Program.  Sublicensor shall, at the reasonable request of Sublicensee and at Sublicensee’s expense, perform any acts that Sublicensee may reasonably deem necessary or desirable to evidence or confirm Sublicensee’s right to access, reference and use such Regulatory Files.  Without limiting the sublicense rights granted under ARTICLE 2, the Parties understand and agree that any assignment of such Regulatory Files does not include an assignment of any Sublicensed IP.

3.2                               Tangible Materials and Related Third Party Contracts.  Within a reasonable time after the Effective Date, and no later than *** days thereafter, Sublicensor shall deliver to Sublicensee copies of all then-existing Tangible Materials received by Sublicensor from SLX to the extent related to a Program Asset Product.  Additionally, Sublicensor shall (i) transfer to Sublicensee any Third Party contracts, or relevant portion thereof, into which SLX has entered regarding a Program Asset Product and which have been transferred to Sublicensor, or (ii) assist Sublicensee in establishing an independent contractual relationship with such Third Parties.

3.3                               Sublicensee IP Materials.  Within a reasonable time after a written request by SLX or Sublicensor, and no later than *** days thereafter, Sublicensee shall, at SLX’s sole cost and expense, deliver to SLX copies of any or all then-existing tangible documentation, know-how, data, reports, records or other materials or information, whether written or electronic, that is Controlled by Sublicensee, embodying or related to any Sublicensee IP embodying or related to any Sublicensee IP, including, but not limited to, documentation, patent applications and invention disclosures.  In addition, upon the reasonable request of SLX or Sublicensor, Sublicensee shall, and shall cause its Affiliates and sublicensees to, provide reasonable assistance

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and support to answer questions and provide advice and expertise related to the Sublicensee IP or any of the materials or information provided pursuant to this Section 3.3.

3.4                               Master Clinical and Safety Data.  Sublicensee shall reasonably cooperate with SLX and Sublicensor to establish and maintain, within a reasonable time after the Effective Date, a centralized master database of clinical and safety data related to any Licensed Program Products that will be administered by Sublicensee and to which Sublicensor, SLX and SLX Licensees shall have access (the “Master Clinical and Safety Database”).  Sublicensee acknowledges that Sublicensor has certain reporting obligations to SLX under the Main License Agreement and shall provide such access as is necessary as to allow Sublicensor meet such obligations.

ARTICLE 4
CONSIDERATION

4.1                               Payments Related to Merger Agreement.  Sublicensee hereby assumes Buyer’s obligation to pay to Stockholder Representative all Program Payments contemplated to be paid by Buyer to Stockholder Representative pursuant to Article VII of the Merger Agreement to the extent such Program Payments stem from any Net Sales of a Program Asset Product or Sublicense Revenues realized by Sublicensee and arising from the rights granted under Section 2.1 hereof.  Sublicensee shall make such Program Payments to Stockholder Representative in accordance with the provisions set forth in Article 5 hereof.  The provisions of Article 4 and Article 5 of this Agreement concerning Sublicensee’s assumption of certain of Buyer’s obligations to make Program Payments under the Merger Agreement are intended for the benefit of the Stockholder Representative on behalf of Company Securityholders.  A copy of the Merger Agreement in redacted form is attached to the Main License Agreement.

4.2                               Payments to Sublicensor.  Sublicensee shall pay to Sublicensor such amounts as are contemplated by Article V of this Agreement.

4.3                               Payments to Third Party Licensors.  Subject to the provisions of Article 5 hereof and of the Main License Agreement, SLX shall remain responsible for the payment of royalties and other payment obligations, if any, due to Third Parties under any Sublicensed IP which has been licensed to SLX and is sublicensed to Sublicensee hereunder, including any payments due under existing Third Party license agreements.

ARTICLE 5
PAYMENTS

5.1                               Timing and Method of Payment.  Except as otherwise provided in this Agreement, Sublicensee shall make all payments (i) that are due under Section 4.1 in a manner consistent with the timeframes and method of payment set forth in the Merger Agreement and (ii) that are due under Section 4.2 simultaneous with the making of similar payments related to Section 4.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.2                               Sublicense Revenue Program Payments.

5.2.1                     Sublicense Revenues under Merger Agreement.  With respect to any sublicense related Program Payments arising under Section 7.3 of the Merger Agreement, to the extent the gross Sublicense Revenue (without giving effect to the amounts excluded under subsections (a) through (e) of the Sublicense Revenue definition) includes revenue excludable under subsections (a) through (e) of the Sublicense Revenue definition, Sublicensee shall (i) first, deduct such excluded revenue amount from the applicable Sublicense Revenue and remit such deducted amount to the party to whom such excluded revenue amount is due (or retain such excluded revenue amount if Sublicensee is the party to whom such excluded revenue amount is due), then (ii) second, deduct any applicable amount subject to a Set-Off Right against the remaining Sublicense Revenue and remit such deducted amount to Buyer or Buyer’s designee, and (iii) finally, pay the Program Payment applicable to any remaining Sublicense Revenue to the Stockholder Representative in accordance with the provisions of the Merger Agreement.

5.2.2                     Sublicense Revenues to Sublicensor.  With respect to any remaining Sublicense Revenue after giving effect to the payment under Section 5.2.1, Sublicensee shall (i) first deduct ***% of its Sublicense Costs relating to the sublicense from which such Sublicense Revenue arises, and retain such amounts and (ii) then pay the balance of any Sublicense Revenue to Sublicensor in accordance with the terms hereof

5.3                               Net Sales Program Payments.

5.3.1                     Net Sales Payments under Merger Agreement.  With respect to any contingent Program Payments with regard to Net Sales arising under Section 7.1 of the Merger Agreement, Sublicensee shall (i) first, deduct any applicable amount subject to a Set-Off Right against the contingent Program Payment amount otherwise payable based on Net Sales and remit such deducted amount to Buyer or Buyer’s designee, and (ii) then, pay any remaining portion of the contingent Program Payment amount to the Stockholder Representative in accordance with the provisions of the Merger Agreement.

5.3.2                     Net Sales Payments to Sublicensor.  With respect to any remaining Net Sales after giving effect to the payment under Section 5.3.1, Sublicensee shall pay to Sublicensor an amount equal to ***% of Net Sales, such payments to made in accordance herewith, and otherwise on the same terms by way of calculation and timing as payments made in respect of Net Sales under the Merger Agreement.

5.4                               Mode of Payment; Currency Conversion.  As used in this Agreement, all references to “U.S. dollars,” “US$,” “dollars” and “$” are to the legal currency of the United States, and Sublicensee shall make all payments required hereunder and under the Merger Agreement in the manner set forth herein and therein, and shall make all other payments otherwise due under this Agreement by wire transfer in immediately available funds to (i) with respect to payments under Sections 5.2.1 and 5.3.1 to an account designated by SLX and (ii) with respect to payments under Sections 5.2.2 and 5.3.2 to an account designated by Sublicensor, each in U.S. dollars.  All calculations made to determine the payment Program Payments shall be made in accordance with the Merger Agreement, and any other payments otherwise due under

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

this Agreement shall be determined in accordance herewith and shall first be determined in the currency of the country in which the Licensed Program Products from which such payment arises were sold and then converted into equivalent U.S. dollars.  Such conversion shall be made at the exchange rate published in The Wall Street Journal, U.S. Eastern Edition, on the date of the occurrence of the applicable event or, as applicable, on the last Business Day of the period to which such payment pertains.

5.5                               Taxes.  SLX and Sublicensor shall each bear any and all taxes levied on account of any payment received by SLX and Sublicensor, respectively, under this Agreement.  In the event that Sublicensee is required, under Applicable Laws, to withhold any deduction or tax from any payment due to SLX or Sublicensor under this Agreement, such amount shall be deducted from the payment to be made by Sublicensee and paid to the proper taxing authority; provided, however, that Sublicensee shall take reasonable and lawful actions to avoid and minimize such withholding and promptly notify SLX or Sublicensor, as applicable, so that SLX or Sublicensor may take lawful actions to avoid and minimize such withholding.  Sublicensee shall promptly furnish SLX and Sublicensor, as applicable, with copies of any tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant Governmental Authority related to any application by SLX or Sublicensor for foreign tax credit for such payment.  Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

5.6                               Tax Treatment.  Notwithstanding anything to the contrary contained in this Agreement, Sublicensor and Sublicensee agree that, for tax purposes, Sublicensee shall treat all payments payable to the Stockholder Representative under Article 5 of this Agreement as being made directly to the Stockholder Representative and not as payments made to Sublicensor or SLX (or its Affiliates).  Neither Sublicensor nor Sublicensee (or any of their Affiliates) nor any sublicensee shall take any tax position inconsistent with such treatment.

5.7                               Contingent Tax Payment.  Notwithstanding anything to the contrary in this Agreement, in the event that SLX and/or Nano Terra, Inc. (collectively, the “NT Entities”) (i) are required to include or recognize more than SLX’s allocable share of any Program Payment Income in the NT Entities’ taxable income (including as a result of any tax allocation from the Sublicensor) or (ii) are not allowed to take into account (for tax purposes) SLX’s allocable share of the tax deductions, tax losses or tax credits attributable to the payment of the Program Payments, the Sublicensee shall make an additional payment to Sublicensor equal to the amount that, if paid to SLX, would put the NT Entities in the same tax position that the NT Entities would have been in if the NT Entities had only been required to include or recognize SLX’s allocable share of Program Payment Income in the NT Entities’ taxable income and had been allowed to take into account SLX’s allocable share of tax deductions, tax losses or tax credits attributable to the payment of the Program Payments.  For purposes of this provision, (i) “Program Payment Income” means all taxable income or gain attributable to the portion of the revenues, sales proceeds, royalties or other similar items that are used to fund the Program Payments and/or any taxable income or gain recognized as a result of the payment of the Program Payments, (ii) “Program Payments” means the payments payable to the Stockholder Representative under Articles 4 and 5 of this Agreement and (iii) SLX’s “allocable share” means, with respect to any Program Payment Income, SLX’s “Allocation Percentage” with

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

respect to its “Program Units” (each as defined in the Operating Agreement) in effect at the time such income was includible in taxable income, and, with respect to Program Payments, SLX’s Allocation Percentage with respect to the Program Units in effect at the earlier of the time such Program Payment (A) first becomes deductible or (B) is paid; provided, however, that if the Main License Agreement is terminated or the Sublicensor is dissolved prior to such times, SLX’s “allocable share” shall be determined using SLX’s Allocation Percentage with respect to the Program Units in effect at the time of such termination or dissolution, as applicable (or such other percentages as mutually agreed-upon by SLX and Sublicensee).

ARTICLE 6
ROYALTY REPORTS AND RECORDS

6.1                               Royalty Reports.  Sublicensee hereby agrees to deliver to Sublicensor all reports required to allow Sublicensor to be in compliance with the Main License Agreement.

6.2                               Records Retention; Audit.  Sublicensee and its Affiliates shall, and shall use its Commercially Reasonable Efforts to cause its sublicensees to, keep accurate books and records setting forth gross sales of each Program Asset Product, Net Sales of each Program Asset Product and/or Sublicensee Revenue received as applicable, and amounts payable hereunder to the Stockholder Representative and Sublicensor for each such Program Asset Product sold or Sublicense Revenue received.  Sublicensee and its Affiliates shall, and shall use its Commercially Reasonable Efforts to cause its sublicensees to permit Sublicensor, SLX and the Stockholder Representative, by independent certified public accountants employed by Sublicensor, SLX or the Stockholder Representative, as applicable, and reasonably acceptable to Sublicensee, its Affiliate or its sublicensee, as the case may be, to examine such books and records at any reasonable time, upon reasonable notice, but not later than *** years following the rendering of the corresponding reports pursuant hereto and to Section 7.6 of the Merger Agreement.  The foregoing right of examination may be exercised only once during each *** month period during which payments hereunder are accrued.  Sublicensee or its Affiliates or sublicensees, as the case may be, may require such accountants to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to Sublicensor, SLX or the Stockholder Representative any information, other than such as relates to the conclusion regarding the accuracy of the corresponding reports pursuant to Section 7.6 of the Merger Agreement and payments made hereunder.  The opinion of said independent accountants regarding such reports and related payments shall be binding on the parties, other than in the case of manifest error.  Responsibility (i) for the cost of any such examination and review related to payments under Section 5.2.1 and 5.3.1, and for any true up payments arising as a result of such examination and review shall be determined in accordance with the provisions of Section 7.8 of the Merger Agreement and (ii) for the cost of any such examinations and review related to payments under Section 5.2.2 and 5.3.2 shall be borne by SLX, unless such examination and review requires that a true up payment be made to Sublicensor that represents more than ***% of the payment made under said sections, in which case the costs shall be borne by Sublicensee.  Upon the expiration of the *** year period following the rendering of a report pursuant to this Section 6.2, such report shall be binding on the parties, and Sublicensee and their respective Affiliates, and sublicensees, shall be released from any liability or accountability with respect to payment required hereunder for the period covered by such report.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 7
DUE DILIGENCE

7.1                               Diligence Efforts.  Sublicensee hereby acknowledges the terms of Article VIII of the Merger Agreement and agrees to act, as “Buyer” thereunder, to comply, in the manner contemplated therein, with the diligence requirements contemplated thereby with respect to the Program Asset Products.

7.2                               Diligence Milestone; Reversion.  Sublicensee hereby acknowledges the reversion provisions in Article VIII of the Merger Agreement.  Sublicensor hereby grants Sublicensee a right of substitution under the Main License Agreement to act jointly with SLX to contest any claim of reversion, if any, by the Stockholder Representative under the Merger Agreement.

7.3                               Diligence Reports.  Sublicensee shall keep Sublicensor informed as to Sublicensee’s progress in developing and commercializing Licensed Program Products under this Agreement.  Without limiting the generality of the foregoing, Sublicensee shall deliver semiannual reports to Sublicensor and SLX, within *** Business Days after July 1 and January 1 of each calendar year, containing reasonably detailed information concerning (i) Sublicensee’s (and, as applicable, its sublicensees’) progress with respect to the development and commercialization of Licensed Program Products during the immediately preceding *** months, (ii) what progress Sublicensee expects to make during the next *** months, and (iii) any additional information reasonably requested by the Sublicensor.  Such report shall include at least the following information:  (i) a list of all active and closed Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials of Licensed Program Products and the anticipated timing for any results, (ii) a list of all anticipated Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials of Licensed Program Products and the anticipated timing thereof, (iii) a list of planned Regulatory Filings and Regulatory Approvals and the anticipated timing of such filings and approvals, (iv) the current status and anticipated timetable for all commercial launches of Licensed Program Products, (v) a reasonably detailed listing and description of all other material efforts being made and anticipated to be made to develop and commercialize Licensed Program Products.

7.4                               Control and Ownership of Regulatory Filings.  Subject to Sublicensor’s, SLX’s and the SLX Licensees’ right of reference set forth in Section 3.1, Sublicensee shall have sole discretion, control and responsibility to draft, prepare, submit and file, at its own cost and expense, all Regulatory Files with respect to Licensed Program Products in the Program Field.  All such Regulatory Files shall be in the name of, and be owned solely by, Sublicensee.  In addition, Sublicensee shall have sole control and responsibility in the conduct of all pricing and reimbursement approval proceedings related to Licensed Program Products in the Program Field.

7.5                               Foreign Registration.  Sublicensee agrees to register this Agreement in its discretion with any foreign Governmental Authority which requires such registration, and Sublicensee shall pay all costs and legal fees in connection therewith.

7.6                               Trademarks.  Subject to Section 7.7, Sublicensee shall have the right to market the Licensed Program Products under trademarks selected by Sublicensee (collectively, the “Trademarks”).  Sublicensee shall own all right, title and interest in and to such Trademarks and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

shall bear all costs and expenses of registering, and maintaining the registration of, such Trademarks.

7.7                               Use of SLX’s Name; Publicity.  Sublicensee shall have no right to use any trademark owned or used by (or confusingly similar to any trademark owned or used by) SLX or any SLX Licensee without SLX’s prior written consent.  No Party shall have the right to publicize this Agreement or its relationship with the other Party without the other Party’s prior written approval, except as may be required to comply with Applicable Laws (in which event, the publicizing party shall provide the other party with an opportunity to review and comment on any such materials and the publicizing party shall not unreasonably refuse to accept any comments made by the other party).

7.8                               Patent Marking.  Sublicensee agrees to mark all Licensed Program Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

7.9                               Marketing Cooperation; Preventing Off-Label Uses.  Sublicensee shall use commercially reasonable efforts to cooperate with SLX and Sublicensor during the applicable Term of this Agreement to minimize and prevent Off-label Uses.

ARTICLE 8
CONFIDENTIAL INFORMATION

8.1                               Confidentiality, Permitted Use and Disclosure.  Each Party shall and shall cause its Affiliates, licensees and sublicensees to:

8.1.1                     keep all Confidential Information disclosed to it by the other Party or such other Party’s Affiliates, licensees or sublicensees in strictest confidence;

8.1.2                     not directly or indirectly duplicate, use or permit the use of any Confidential Information of the other Party or such other Party’s Affiliates, licensees or sublicensees, except as reasonably required to accomplish the purpose of the disclosure of the Confidential Information or to exercise rights granted hereunder; and

8.1.3                     not directly or indirectly disclose any Confidential Information disclosed to it by the other Party or such other Party’s Affiliates, licensees or sublicensees, other than to employees or agents of the receiving Party, Affiliate, licensee or sublicensee who reasonably require knowledge of such Confidential Information to accomplish the purpose of the disclosure of the Confidential Information.  The receiving Party, Affiliate, licensee or sublicensee shall use Commercially Reasonable Efforts to ensure that each such employee and agent maintains in strictest confidence all Confidential Information disclosed to such employee or agent.

8.2                               Property of Disclosing Party; Return of Information.  Confidential Information of a disclosing Party, Affiliate, licensee or sublicensee and all embodiments and expressions of such Confidential Information, including all reports, notes, reprints, descriptions, copies and summaries thereof, shall be and remain the property of the disclosing Party, Affiliate, licensee or sublicensee at all times, and, to the extent in the possession of a receiving Party, Affiliate,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

licensee or sublicensee or under its control, shall be returned to the disclosing Party, Affiliate, licensee or sublicensee upon the request of the disclosing Party, Affiliate, licensee or sublicensee except for a single copy that may be retained in the legal department of the receiving Party, Affiliate, licensee or sublicensee for record keeping purposes only.

8.3                               Exclusion.  The receiving Party, Affiliate, licensee or sublicensee shall not be liable for the disclosure or use of any Confidential Information of a disclosing Party, Affiliate, licensee or sublicensee which was:

8.3.1                     at the time of disclosure by the disclosing Party, Affiliate, licensee or sublicensee to the receiving Party, Affiliate, licensee or sublicensee, in the possession of the receiving Party, Affiliate, licensee or sublicensee as shown by contemporaneous written records of the receiving Party, Affiliate, licensee or sublicensee, not as a result of any unauthorized act or omission on the part of the receiving Party, Affiliate, licensee or sublicensee or any Third Party;

8.3.2                     at the time of use by the receiving Party, Affiliate, licensee or sublicensee, independently developed by the receiving Party, Affiliate, licensee or sublicensee without reference to or reliance on information from the disclosing Party, Affiliate, licensee or sublicensee;

8.3.3                     required to be disclosed by law so long as the disclosing Party, Affiliate, licensee or sublicensee is promptly given prior written notice of the required disclosure; or

8.3.4                     is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates.

8.4                               Authorized Disclosures.  In addition to disclosures allowed under Section 8.3, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is necessary in the following instances:  (i) filing or prosecuting Patent Rights as permitted by this Agreement; (ii) regulatory filings for Licensed Program Products such Party has a license or right to develop hereunder; (iii) prosecuting or defending litigation as permitted by this Agreement; (iv) complying with applicable court orders or governmental regulations; and (v) disclosure to consultants, investors, bankers, lawyers, accountants, agents or other Third Parties in connection with due diligence or similar investigations by such Third Parties, provided, in each case, that any such consultant, investor, banker, lawyer, accountant, agent or Third Party is bound to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement.  Subject to Sublicensee’s consent, which consent shall not be unreasonably withheld or delayed, SLX may also disclose Confidential Information belonging to Sublicensee to the extent such disclosure is necessary under the provisions of the Merger Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1                               Mutual Representations and Warranties.  Each Party represents and warrants to the other Party that:

9.1.1                     it has the power and authority to execute and deliver this Agreement and to perform the acts required of it hereunder,

9.1.2                     the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action, and this Agreement constitutes such Party’s legal, valid and binding obligation enforceable against it in accordance with its terms, and

9.1.3                     the execution, delivery and performance of this Agreement does not and will not, as of the Effective Date, (i) violate, conflict with or result in the breach of any provision of its certificate of incorporation, operating agreement or by laws, (ii) violate any Applicable Law, or (iii) result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or require any consent under any contract, agreement or arrangement by which it is bound.

9.2                               SLX Representations and Warranties.  SLX represents and warrants to Sublicensee that, as of the Effective Date:

9.2.1                     it is the owner of all right, title, and interest in and to or to the Knowledge of SLX is licensed to use and exploit (i) all of the Licensed Patents, including those listed on Schedule 1.21 and (ii) the Regulatory Files listed on Schedule 9.2.1;

9.2.2                     to the Knowledge of SLX, no Third Party is engaging in conduct that infringes upon, conflicts with, or misappropriates or otherwise violates SLX’s rights in the Sublicensed IP;

9.2.3                     to the Knowledge of SLX (i) none of the Sublicensed IP has been adjudged invalid or unenforceable by any court of competent jurisdiction, and (ii) the issued patents included among the Licensed Patents listed on Schedule 1.21 constitute all of the issued patents within the Patent Rights;

9.2.4                     SLX has received no written notice of, or, to the Knowledge of SLX, oral notice of, and, to the Knowledge of SLX, there are no claims, that the manufacture, use, sale, offer for sale or importation of Program Products in the form and for the use being developed by SLX as of the Effective Date, do or will infringe upon, conflict with, misappropriate or otherwise violate any intellectual property rights of any third party;

9.2.5                     to the Knowledge of SLX the manufacture, use, sale, offer for sale, or importation of Program Asset Products in the form and for the use being developed by SLX as of the Effective Date, does not and will not infringe upon, conflict with, misappropriate or otherwise violate any intellectual property rights of any Third Party, provided, however, that notwithstanding anything in this Agreement to the contrary, SLX

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

makes no representation or warranty that any process or method used or employed in connection with the manufacture, use or sale of any of Program Asset Product or any Licensed Program Product will not misappropriate or infringe the intellectual property rights of any Third Party;

9.2.6                     to the Knowledge of SLX, SLX has the right to grant to Sublicensor the licenses that Sublicensor purports to Sublicense hereunder and to grant to Sublicensor use of the Regulatory Filings, which right of use is sublicensed hereunder;

9.2.7                     SLX has taken commercially reasonable measures to maintain the confidentiality of all non-public Sublicensed IP.  Without limiting the generality of the foregoing, each current and former employee (including any officer or director who is or was an employee) of SLX, and each former and current individual who is a consultant or independent contractor to SLX who has had access to proprietary information with respect to SLX, has entered into an agreement suitable to vest in SLX ownership rights to any inventions and works of authorship, invented, conceived, reduced to practice or authored during the term of such employee’s employment or such consultant’s or independent contractor’s work for SLX, does not have any ownership rights in any of Sublicensed IP, and has entered into an agreement for maintaining the confidential information of SLX.  To the Knowledge of SLX, there is no unauthorized use, infringement or misappropriation of the Sublicensed IP by any current or former employee, officer, director or stockholder, nor by any current or former consultant or independent contractor to SLX.

9.3                               Disclaimer.  Nothing in this Agreement is or shall be construed as:

9.3.1                     an obligation to bring or prosecute actions or suits against Third Parties for infringement or misappropriation of any of the Sublicensed IP; or

9.3.2                     granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of SLX or Third Parties other than as provided in ARTICLE 2, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Sublicensed IP.

9.4                               No Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN SECTION 9.1 and 9.2, SLX MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUE OR OTHERWISE, AND THE SUBLICENSED IP, LICENSED PROGRAM PRODUCTS (AND THE COMPOUNDS THEREIN), TANGIBLE MATERIALS AND REGULATORY FILES ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND.  SLX EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT.  SLX DOES NOT WARRANT THE PERFORMANCE OF ANY LICENSED PROGRAM PRODUCT, INCLUDING THEIR SAFETY, EFFECTIVENESS OR COMMERCIAL VIABILITY.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 10
INTELLECTUAL PROPERTY OWNERSHIP AND PROSECUTION

10.1                        Ownership.

10.1.1              Sublicensed IP. The Parties acknowledge and agree that, as between SLX and Sublicensee, SLX or its licensors are the owner of all right, title and interest in and to the Sublicensed IP.

10.1.2              Sublicensee IP.  The Parties acknowledge and agree that, as between SLX and Sublicensor, on the one hand, and Sublicensee, on the other hand, Sublicensee or its licensors are the owner of all right, title and interest in and to all Sublicensee IP.

10.1.3              Inventions Arising Under this Agreement.  Inventorship of any Inventions shall be determined in accordance with United States patent law.  Any Invention (other than an improvement to the SLX Platform Technology) (i) for which the named inventors are solely employees or agents of SLX or its Affiliates, shall be owned by SLX, (ii) for which the named inventors are solely employees or agents of Sublicensee or its Affiliates, shall be owned by Sublicensee, and (iii) for which the named inventors are both employees or agents of SLX, on the one hand, and Sublicensor and Sublicensee, on the other hand, or their respective Affiliates shall be jointly owned by SLX and Sublicensee.  Any Invention that is an improvement to the SLX Platform Technology shall be owned by SLX, regardless of whether the named inventors are employees or agents of SLX, Sublicensor or Sublicensee, or both, and Sublicensee agrees to take such actions as reasonably necessary to vest exclusive ownership of such Inventions in SLX.

10.2                        Prosecution and Maintenance of Licensed Patents in the Program Field.

10.2.1              Prosecution and Maintenance.  SLX and Sublicensee shall jointly control the prosecution and maintenance of all Licensed Patents in the Program Field and shall together have final decision-making authority with respect to the preparation, filing, prosecution and maintenance of all such Licensed Patents, All patent applications under such Licensed Patents shall be prepared, prosecuted, filed and maintained by independent patent counsel chosen by SLX and reasonably acceptable to Sublicensee.  Said independent patent counsel shall be ultimately responsible to SLX.  SLX shall instruct patent counsel to keep both SLX and Sublicensee fully informed of the progress of all patent applications and patents, including providing Sublicensee with copies of all invoices, payments and material correspondence related to the prosecution of such Licensed Patents, and to give both SLX and Sublicensee reasonable opportunity to comment on the type and scope of useful claims and the nature of supporting disclosures.  SLX will not finally abandon any patent application related to any Licensed Patent without Sublicensee’s prior written consent.  Without limiting the foregoing, Sublicensee shall reasonably cooperate with SLX and all SLX Licensees to coordinate the preparation, filing, prosecution and maintenance of such Licensed Patents.  In connection with this arrangement SLX and Sublicensee shall use reasonable efforts to mutually agree upon:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(a)           outside patent prosecution counsel to manage the preparation, filing, prosecution and  maintenance of such Licensed Patents;

(b)           a procedure whereby Sublicensee will, with minimal or no regular involvement by SLX, direct the preparation, filing, prosecution and maintenance, in the name of SLX, of such Licensed Patents.  This procedure shall, at a minimum, (i) require outside counsel to provide SLX and Sublicensee with regular periodic updates and details regarding the preparation, filing, prosecution and maintenance of such Licensed Patents, (ii) require outside counsel to provide SLX and Sublicensee with drafts of all proposed filings in a manner that allows SLX and Sublicensee a reasonably opportunity for review and comment before such filings are made or due, and (iii) require the written consent of Sublicensee prior to discontinuing to file, prosecute, or maintain any of such Licensed Patents; and

(c)           a mechanism for amending the arrangement in the event of the addition (or removal) of SLX Licensees.

For clarity, in the event that Sublicensee and all SLX Licensees in existence as of the date hereof cannot reach mutual agreement, SLX shall control the preparation, filing, prosecution and maintenance of such Licensed Patents.

10.2.2     Funding.  All costs and expenses (including attorneys fees) reasonably incurred by SLX in connection with the preparation, filing, prosecution and maintenance of Licensed Patents in the Program Field shall born by Sublicensee.  SLX shall provide Sublicensee with an invoice of such costs at the end of each calendar quarter and Sublicensee shall make all payments that are due within *** days after receipt of such invoice.

10.2.3     Interferences and/or Reexaminations.  Sublicensee shall not be responsible for the costs of any interference or reexamination initiated by SLX with respect to any Licensed Patent in the Program Field, unless the Parties mutually agree in writing that it is reasonably necessary or useful to file and prosecute such interference or reexamination in connection with such Licensed Patent to protect their interests in such Licensed Patent, which agreement will not be unreasonably withheld or delayed.  In the event of such agreement, unless otherwise agreed in writing by the Parties, all costs and expenses (including attorneys fees) reasonably incurred by SLX in connection with the interference or reexamination of any such Licensed Patent shall born by Sublicensee.

10.3        Prosecution and Maintenance of Licensed Patents in the SLX Platform Field.

10.3.1     Prosecution and Maintenance.  As among SLX, Sublicensor and Sublicensee, SLX shall have the sole responsibility to prepare, file, prosecute and maintain, in the name of SLX, Licensed Patents in the SLX Platform Field for which, as between SLX and its licensors, SLX has patent prosecution and maintenance rights at such time.  SLX shall provide Sublicensee with an update and the details regarding the filing, prosecution and maintenance status for each such patent and patent application

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

upon request and/or promptly following the end of each calendar quarter.  SLX shall provide Sublicensee with drafts of all proposed filings (including the initial application as well as any material correspondence with any Third Parties related to any filings) in a manner that allows Sublicensee a reasonable opportunity for review and comment before such filings are made or due.  SLX shall not unreasonably refuse to accept any suggestions, recommendations or instructions from Sublicensee concerning the preparation, filing, prosecution, defense and maintenance of such Licensed Patents, and, to the extent otherwise possible, shall undertake the preparation, filing, prosecution and defense of such Licensed Patents in a way that will not be detrimental to the research, development or commercialization of any Licensed Program Product.

10.3.2     Broad Claims.  SLX shall use Commercially Reasonable Efforts to seek the allowance of broad generic claims in all Licensed Patents in the SLX Platform Field, consistent with SLX’s determination of enforceability, business considerations and other factors.

10.3.3     Funding.  As among SLX and Sublicensee, SLX shall bear all costs and expenses (including attorneys fees) incurred by SLX in connection with the preparation, filing, prosecution and maintenance of Licensed Patents in the SLX Platform Field.

10.3.4     Interferences and/or Reexaminations.  Sublicensee shall not be responsible for the costs of any interference or reexamination initiated by SLX with respect to any Licensed Patents in the SLX Platform Field, unless the Parties mutually agree in writing.

10.4        Prosecution and Maintenance of Patents in the Sublicensee IP.

10.4.1     Prosecution and Maintenance.  As among SLX, Sublicensor and Sublicensee, Sublicensee shall have the sole responsibility to prepare, file, prosecute and maintain, in the name of Sublicensee, those patents and patent applications in Sublicensee IP for which, as between Sublicensee and its licensors, Sublicensee has patent prosecution and maintenance rights at such time.  Sublicensee shall provide SLX with an update and the details regarding the filing, prosecution and maintenance status for each such patent and patent application upon request and/or promptly following the end of each calendar quarter.  Sublicensee shall provide SLX with drafts of all proposed filings (including the initial application as well as any material correspondence with any Third Parties related to any filings) in a manner that allows SLX a reasonable opportunity for review and comment before such filings are made or due.  Sublicensee shall not unreasonably refuse to accept any suggestions, recommendations or instructions from SLX concerning the preparation, filing, prosecution, defense and maintenance of such patents and patent applications, and, to the extent otherwise possible, shall undertake the preparation, filing, prosecution and defense of such patents and patent applications in a way that will not be detrimental to the research, development or commercialization of any Licensed Program Product.

10.4.2     Broad Claims.  Sublicensee shall use Commercially Reasonable Efforts to seek the allowance of broad generic claims in all patents and patent applications in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Sublicensee IP, consistent with Sublicensee’s determination of enforceability, business considerations and other factors.

10.4.3     Funding.  As among SLX, Sublicensor and Sublicensee, Sublicensee shall bear all costs and expenses (including attorneys fees) incurred by Sublicensee in connection with the preparation, filing, prosecution and maintenance of all patents and patent applications in Sublicensee IP.

10.4.4     Interferences and/or Reexaminations.  SLX shall not be responsible for the costs of any interference or reexamination initiated by Sublicensee with respect to any patents or patent applications in Sublicensee IP, unless the Parties mutually agree in writing.

10.5        Cooperation.  Each Party shall provide the prosecuting Party with reasonable cooperation under this ARTICLE 10.

ARTICLE 11
ENFORCEMENT

11.1        Notification.  Each Party agrees to immediately notify the other Party in writing upon becoming aware of any infringement, misappropriation, illegal use or misuse of the Sublicensed IP in the Program Field and provide to the other Party all reasonably-available evidence of such infringement.

11.2        Sublicensee Right to Enforce in the Program Field.  So long as Sublicensee remains the exclusive sublicensee of the applicable Licensed Patents or other Sublicensed IP in the Program Field, as between the Parties, Sublicensee shall have the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise, at Sublicensee’s cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of the Licensed Patents or other Sublicensed IP in the Program Field.  SLX shall cooperate with and reasonably assist Sublicensee in any such action if so requested by Sublicensee, and, upon Sublicensee’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Sublicensee or if required by law.  SLX shall otherwise have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding.  Sublicensee shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patents or other Sublicensed IP in the Program Field without the prior written consent of SLX, which consent shall not be unreasonably withheld or delayed.

11.3        SLX Right to Enforce.  In the event that Sublicensee desists or fails (within 120 days after notification) to take action to prevent or terminate any infringement, misappropriation, illegal use or misuse of the Licensed Patents or other Sublicensed IP in the Program Field, then SLX shall have the right, at its sole discretion, to take such action.  Sublicensee shall cooperate with and reasonably assist SLX in any such action if so requested by SLX, and, upon SLX’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by SLX or if required by law.  Sublicensee

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shall otherwise have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding.

11.4        Declaratory Judgment Actions:  Sublicensed IP.  In the event that a declaratory judgment action alleging invalidity, unenforceability, or non-infringement of the Licensed Patents or other Sublicensed IP in the Program Field is brought against either SLX, Sublicensor or Sublicensee, Sublicensee shall have the first right to defend such action at its own expense.  In the event that SLX or Sublicensor is a named party in such action SLX and Sublicensor each hereby agree that Sublicensee shall control the defense of such action (including the terms and conditions of any settlement thereof) and all strategic decisions related to any such action shall be made by Sublicensee; provided, however, that (i) SLX and Sublicensor shall each have the right to passively participate and be represented by its own counsel at its own expense in any such action, and (ii) Sublicensee shall give reasonable consideration to any strategic proposals or suggestions made by SLX.  SLX shall cooperate with and reasonably assist Sublicensee in any such action if so requested by Sublicensee, and, upon Sublicensee’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such action if requested by Sublicensee or if required by law.  In the event that Sublicensee desists or fails (within 120 days after notification) to defend such action, SLX shall have the right to defend such action at its own expense.  In the event that SLX exercises its right to defend such action, Sublicensee agrees that SLX shall control the defense of such action (including the terms and conditions of any settlement thereof) and all strategic decisions related to any such action shall be made by SLX; provided, however, that (i) Sublicensee shall have the right to passively participate and be represented by its own counsel at its own expense in any such action, and (ii) SLX shall give reasonable consideration to any strategic proposals or suggestions made by Sublicensee.  Sublicensee shall cooperate with and reasonably assist SLX in any such action if so requested by SLX, and, upon SLX’s request, execute, file and deliver all documents and proof necessary for such purpose.

11.5        Recoveries.  All damages or other compensation of any kind recovered in such action, suit, or proceeding or from any settlement or compromise brought under this ARTICLE 11 shall first be used to reimburse each Party for its expenses in connection with such action, suit or proceeding, (in proportion to the expenses of each Party if recovery is insufficient to cover all such expenses) and the remainder of such recovery shall be allocated one hundred percent (100)% to the Party hereto taking the lead in the action, suit or proceeding.

ARTICLE 12
INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1        Indemnity.  To the greatest extent permitted by Applicable Law, Sublicensee shall indemnify and hold harmless SLX, its Affiliates, and each of their respective officers, directors, employees, agents, members, managers, successors and assigns (each, a “SLX Indemnified Party”) and SLX shall indemnify and hold harmless Sublicensee, its Affiliates and each of their respective officers, directors, employees, agents, members, successors and assigns (each, a “Sublicensee Indemnified Party” and collectively, together with the SLX Indemnified Party, the “Indemnified Parties”), from and against any and all claims, losses, diminution in value, costs, interest, awards, judgments, penalties, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any SLX Indemnified

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Party or Sublicensee Indemnified Party (irrespective of whether any such SLX Indemnified Party or Sublicensee Indemnified Party, as applicable, is a party to the action for which indemnification hereunder is sought), (collectively, a “Loss”) as a result of, arising out of, or relating to any and all Third Party suits, claims, actions, proceedings, investigations, litigation or demands based upon:

12.1.1     in the case of Sublicensee being the Indemnifying Party, (A) any breach of any representation or warranty made by Sublicensee herein or in any certificate, instrument or document delivered hereunder, (B) any breach of any covenant, agreement or obligation of Sublicensee contained herein, or in any certificate, instrument or document delivered hereunder, or (C) any act of gross negligence or willful misconduct by Sublicensee in performing its obligations under this Agreement, (D) the development, manufacture, use, handling, storage, sale or other disposition of any Licensed Program Product, or (E) the exercise by Sublicensee, its Affiliates or sublicense of the rights granted hereunder; in each case, except (1) with respect to Losses for which Sublicensee is entitled to indemnification under this ARTICLE 12 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a SLX Indemnified Party, and

12.1.2     in the case of SLX being the Indemnifying Party, (A) any breach of any representation or warranty made by SLX herein or in any certificate, instrument or document delivered hereunder or thereunder, (B) any breach of any covenant, agreement or obligation of SLX contained herein, in the Main License Agreement relating to the Licensed Program Products, or in any certificate, instrument or document delivered hereunder or thereunder, (C) any act of gross negligence or willful misconduct by SLX in performing its obligations under the Main License Agreement relating to the Licensed Program Products or under this Agreement; in each case, except (1) with respect to Losses for which SLX is entitled to indemnification under this ARTICLE 12 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Sublicensee Indemnified Party,

To the extent that the foregoing undertakings by Sublicensee and/or SLX may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under Applicable Law.

12.2        Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this ARTICLE 12 shall notify Sublicensee or SLX, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this ARTICLE 12, or the incurrence or realization of any Loss in respect of which a claim is to be made under this ARTICLE 12, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (a) such Indemnifying Party from any liability that it may have to such Indemnified Party under this ARTICLE 12 or otherwise, except, as to such Indemnifying Party’s liability under this ARTICLE 12, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (b) any other indemnitor

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from liability that it may have to any Indemnified Party.  Sublicensor shall also be copied on any such notices.

12.3        Defense of Proceedings.  In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election to so assume the defense thereof and the failure by such Indemnified Party to object to such counsel within 10 Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof.  Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:

12.3.1     the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;

12.3.2     such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (b) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);

12.3.3     the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or

12.3.4     any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party.  Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any

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Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.

12.4        Settlement.  Without the prior written consent of an Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action.  No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

12.5        Limitation of Liability.  EXCEPT WITH RESPECT TO EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 12.1, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE.

12.6        Assumption of Merger Agreement.  SLX hereby acknowledges that it is SLX’s and Sublicensor’s intent that Sublicensee benefit from all rights of SLX (as Buyer) under Article VI of the Merger Agreement applicable to the Sublicensed IP, and SLX agrees to cooperate with Sublicensee to the extent necessary to implement the foregoing.

ARTICLE 13
TERM AND TERMINATION

13.1        Term.  The term of this Agreement will commence on the Effective Date, and (i) with respect to a Licensed Program Product, end on a country-by-country and Licensed Program Product-by-Licensed Program Product basis upon the latest of (a) expiration or invalidation of the last Valid Claim of a corresponding Patent Right Covering such Licensed Program Product in such country, and (b) expiration or termination of all obligations to make any payments hereunder with respect to such Licensed Program Product in such country if such Licensed Program Product is a Program Asset Product under the Merger Agreement; and (ii) with respect

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to the SLX Platform Technology, end on a country-by-country basis upon expiration or invalidation of the last Valid Claim of a corresponding Patent Right Covering such SLX Program Technology in such country (the “Term”).

13.2        Effect of Expiration.  Upon the expiration of this Agreement, the license granted to Sublicensee pursuant to Section 2.1 through 2.3 shall become perpetual, irrevocable, and fully paid-up.

13.3        Permissive Termination.  Sublicensee may terminate this Agreement at any time by providing Sublicensor notice in writing at least *** months prior to the effective date of termination; provided, however, that Sublicensor shall have the right to accelerate such termination at Sublicensor’s option on no less than *** days’ prior written notice to Sublicensee.  In addition, Sublicensee shall have the option to terminate this Agreement in whole or in part (on a country-by-country or claim-by-claim basis or otherwise with respect to any or all areas of the Licensed Patents, Licensed Program Products, uses and/or applications) at any time by providing Sublicensor notice in writing at least *** months prior to the effective date of termination; provided, however, that Sublicensor shall have the right to accelerate such termination at Sublicensor’s option on no less than *** days’ prior written notice to Sublicensee.

13.4        Termination for Cause.

13.4.1     Either Party may terminate this Agreement if the other Party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for *** days after written notice thereof was provided to the breaching Party by the nonbreaching Party.  Any termination shall become effective at the end of such *** day period unless the breaching Party has cured or remedied any such breach or default prior to the expiration of such period.

13.4.2     Sublicensor may terminate this Agreement, effective upon written notice to Sublicensee, if Sublicensee either brings or intentionally and materially assists a Third Party in any action denying infringement of or otherwise challenging any of the Licensed Patents.

13.5        Termination for Insolvency.  If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, are not dismissed within *** days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within *** days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination

13.6        Termination for Dissolution of Sublicensee.  This Agreement shall terminate immediately in the event Sublicensee is dissolved.

13.7        Termination for Reversion.  This Agreement shall terminate on a Licensed Program Product-by-Licensed Program Product basis in the event such Licensed Program

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Product reverts to the possession of the Stockholder Representative pursuant to Article VIII of the Merger Agreement.

13.8        Effect of Termination.

13.8.1     Accrued Rights and Obligations.  Termination of this Agreement for any reason does not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.  It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the nonbreaching Party may be entitled to seek injunctive relief as a remedy for any such breach.  Such remedy shall not be considered to be the exclusive remedy for any such breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

13.8.2     Licenses.  All licenses granted to Sublicensee hereunder shall terminate upon the termination in full of this Agreement.

13.8.3     Sublicenses.  Upon the termination of this Agreement, (i) any and all sublicenses granted by Sublicensee pursuant to Section 2.3 shall remain in effect according to its terms with Sublicensor becoming the licensor thereunder; (ii) Sublicensor shall be entitled to payments from the sublicensees under such sublicenses in accordance with ARTICLE 4, ARTICLE 5 and ARTICLE 6; and (iii) such sublicenses shall be deemed assigned to Sublicensor if necessary to ensure continued payments.

13.8.4     Payment; Return of Confidential Information.  Upon the termination of this Agreement, Sublicensee shall promptly:  (A) pay to Stockholder Representative, SLX and Sublicensor all outstanding amounts, if any, accrued pursuant to this Agreement prior to termination; and (B) at its own expense, return to Sublicensor all relevant records and materials in Sublicensee’s possession or control containing Sublicensor’s or its Affiliates’, licensees’ or sublicensees’ Confidential Information.

13.8.5     Cease Manufacture.  Subject to Section 13.7.6, upon the termination of this Agreement, Sublicensee shall discontinue the manufacture, use, marketing, sale and distribution of Licensed Program Products.

13.8.6     Stock on Hand.  Upon the termination of this Agreement, Sublicensee may sell or otherwise dispose of the stock of any Licensed Program Product then on hand until 6 months after such termination, subject to ARTICLE 4, ARTICLE 5 and ARTICLE 6 and the other applicable terms of this Agreement.

13.8.7     Reversion of Rights.  Upon the termination of this Agreement, all rights sold, assigned or transferred to Sublicensee hereunder shall revert to Sublicensor, and Sublicensee agrees to execute all instruments necessary and desirable to revest said rights in Sublicensor.

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13.9        Program Transfer.

13.9.1     Upon the termination of this Agreement, in addition to any other remedies available at law or in equity, and in addition to its obligations pursuant to Section 13.7, Sublicensee:

(i)            shall promptly transfer to Sublicensor (or its designee) or provide copies of all tangible documentation, know-how, data, reports, records or other materials or information, whether written or electronic, that is Controlled by Sublicensee embodying or related to the Sublicensed IP, Sublicensee IP, Regulatory Files, SLx-2101, SLx-2119, SLx-4090 or a Program;

(ii)           shall promptly provide Sublicensor (or its designee) with all information regarding, and execute all documents, reasonably necessary or desirable to transfer and assign to Sublicensor (or its designee) all, Regulatory Files in Sublicensee’s name;

(iii)          grants to Sublicensor (or its designee), on the terms and to the extent contemplated in Section 8.8 of the Merger Agreement, a perpetual, irrevocable, worldwide, exclusive license under the Sublicensee IP (with the right to grant sublicenses through one or more tiers of sublicensees) to make, have made, manufacture, have manufactured, formulate, use, have used, sell, offer for sale, have sold, import, export, research within the scope of the Collaboration, develop, have developed, register, transport, distribute, promote, market or otherwise dispose of or offer to dispose of Licensed Program Products in the Program Field;

(iv)          to the extent Sublicensee owns or holds any right, title and interest in any trademarks under which any Licensed Program Product has been or is being marketed or sold in the Program Field, assigns the same to Sublicensor (or its designee);

(v)           shall promptly transfer or use Commercially Reasonable Efforts to assist Sublicensor (or its designee), at Sublicensor’s expense, to obtain all other materials, documentation, processes, Third Party licenses, and other items used by Sublicensee in connection with its performance under this Agreement to the extent necessary for Sublicensor (or its designee) to continue the development and commercialization of Licensed Program Products in the Program Field.

13.9.2     For avoidance of doubt, in the event a reversion of a Licensed Program Product causes termination of this Agreement with respect to such reverted Licensed Program Product as set forth in Section 13.7, then (i) the provisions of this Section 13.9 shall apply only with respect to such reverted Licensed Program Product, and (ii) “SLX” shall be deemed to replace each instance of “Sublicensor” in this Section 13.9 with respect to such reverted Licensed Program Product.  For further avoidance of doubt, the provisions of this Section 13.9 shall survive termination of this Agreement.

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13.10      Bankruptcy.  All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses to “Intellectual Property” as defined in the Code.  The Parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Code

ARTICLE 14
DISPUTE RESOLUTION

14.1        Exclusive Dispute Resolution Mechanism.  The Parties agree that the procedures set forth in this ARTICLE 14 shall be the exclusive mechanism for resolving any dispute, controversy, or claim between the Parties that may arise from time to time pursuant to this Agreement relating to any Party’s rights or obligations hereunder (collectively, “Disputes”) that is not resolved through good faith negotiation between the Parties.

14.2        Resolution by Executive Officers.  Except as otherwise provided in this Agreement, in the event of any Dispute, the construction hereof, or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves.  In the event that such Dispute is not resolved on an informal basis within ten (10) Business Days, either Party may, by written notice to the other Party, refer the Dispute to the other Party for attempted resolution by good faith negotiation between the chief executive officers of the Parties within thirty (30) days after such notice is received.  Any Disputes shall be referred to the chief executive officers for attempted resolution.  Except as set forth in Section 14.4 or 14.5, each Party may, in its sole discretion, seek resolution of any and all Disputes that are not resolved under this Section 14.2 in accordance with Section 14.3.

14.3        Arbitration.  Within ten (10) days after receipt of an arbitration notice from a Party, the Parties shall attempt in good faith to agree on a single neutral arbitrator with relevant industry experience to conduct the arbitration.  If the Parties do not agree on a single neutral arbitrator within ten (10) days after receipt of an arbitration notice, each Party shall select one (1) arbitrator and the two (2) Party-selected arbitrators shall select a third arbitrator with relevant industry experience to constitute a panel of three (3) arbitrators to conduct the arbitration in accordance with the Rules.  In the event that only one of the Parties selects an arbitrator, then such arbitrator shall be entitled to act as the sole arbitrator to resolve the Dispute or any all unresolved issues subject to the arbitration.  Each and every arbitrator of the arbitration panel conducting the arbitration must and shall agree to render an opinion within twenty (20) days after the final hearing before the panel.  The place of arbitration shall be New York, New York, U.S., and the language used in any such proceeding (and for all testimony, evidence and written documentation) shall be English.  Any arbitration under this Section shall be conducted with the American Arbitration Association (“AAA”) Commercial Arbitration Rules (or the AAA International Arbitration Rules, if recommended under the AAA guidelines) (the “Rules”), as such Rules may be amended from time to time.  In such arbitration the governing law to be applied is as described in Section, The Parties acknowledge that they desire for any arbitration to be conducted in an efficient, speedy and economical manner.  The Parties shall use good faith efforts to complete arbitration under this Section within one hundred eighty (180) days following the initiation of such arbitration.  In order to effectuate this desire, the arbitrators shall establish procedures reasonably directed to facilitating such goals and completing such arbitration within

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such one hundred eighty (180) day period.  The decision or award of the arbitrator(s) shall be final, binding, and incontestable and may be used as a basis for judgment thereon in any jurisdiction.  To the full extent permissible under Laws, the Parties hereby expressly agree to waive the right to appeal from the decision of the arbitrator(s), there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrator(s), and the Parties shall not dispute nor question the validity of such decision or award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the Party in whose favor the decision or award is rendered, except in the case of fraud.  The arbitrator(s) shall, upon the request of any Party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Parties.  Without limiting any other remedies that may be available under Laws, the arbitrator(s) shall have no authority to award provisional remedies of any nature whatsoever, or punitive, special, consequential, or any other similar form of damages.  Each Party shall bear its own costs and attorney’s fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrator(s) and the arbitration proceedings; provided, however, that the arbitrator(s) may exercise discretion to award costs, including attorney’s fees, to the prevailing Party’

14.4        Preliminary Injunctions.  Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

14.5        Patent Disputes.  Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any patent in a country within the Territory shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such country.

14.6        Confidentiality.  Any and all activities conducted under Sections through, including any and all proceedings and decisions of arbitrator(s) under Section, shall be deemed Confidential Information of each of the Parties, and shall be subject to Article.

ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1        Events of Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement (except with respect to payment obligations due under this Agreement) when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying.  For purposes of this Agreement, force majeure shall be defined as causes beyond the control of the Party, including acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion, nor’easter or storm; labor disturbances; epidemic; and failure of public utilities or common carriers.  In such event, Sublicensee or Sublicensor, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue.  The Party giving such notice shall thereupon be excused from such of its obligations under this

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Agreement as it is thereby disabled from performing for so long as it is so disabled and for 30 days thereafter.  To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

15.2        Notices.  Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 15.2), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:

Sublicensor:

NT Life Science, LLC
450 East 29th Street
New York, New York 10016
Attn:
Facsimile:

Sublicensee:

Kadmon Pharmaceuticals, LLC
450 East 29th Street
New York, New York 10016
Attn:
Facsimile:

SLX:

Surface Logix, Inc.
50 Soldiers Field Place
Brighton, MA 02135
Attn:
Facsimile:

or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.

15.3        Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof.  This Agreement supersedes any prior or contemporaneous agreements and understandings, whether written or oral, between the Parties with respect to the subject matter hereof.

15.4        Assignment.  No Party may assign or otherwise transfer this Agreement without the prior written consent of the other Parties; provided, however, that (i) Sublicensor may assign

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

this Agreement or any of its rights and obligations hereunder without the consent of Sublicensee or SLX (A) to an Affiliate or (B) in connection with a merger or the sale (by stock or assets) of all or substantially all of the assets of Sublicensor to which this Agreement relates, and (ii) SLX may assign this Agreement or any of its rights and obligations hereunder without the consent of Sublicensee or Sublicensor (A) to an Affiliate or (B) in connection with a merger or the sale (by stock or assets) of all or substantially all of the assets of SLX to which this Agreement relates.  Assignment of this Agreement by any Party shall not relieve the assignor of its obligations hereunder.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

15.5        Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of the Agreement.

15.6        Independent Contractor.  Each Party shall be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer or partner of the other Party,

15.7        Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

15.8        Compliance with Laws.  In performing under this Agreement, each Party shall comply with all Applicable Laws, including those of the United States Food and Drug Administration and all foreign laws affecting this Agreement or the sale of Licensed Program Products.

15.9        Export Controls.  Sublicensee and its Affiliates and sublicensees shall comply with all Applicable Laws controlling the export of certain commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  Sublicensee hereby gives written assurance that it will comply with, and will cause its Affiliates and sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or sublicensees, and that it will indemnify and hold Sublicensor harmless for the consequences of any such violation.

15.10      Amendment.  This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of all Parties.

15.11      Governing Law; Consent to Jurisdiction and Service of Process.

15.11.1  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.11.2  Subject to the dispute resolution provisions of ARTICLE 14, each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such federal court.  Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.

15.11.3  Subject to the dispute resolution provisions of ARTICLE 14, each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court.  Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15.12      Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

15.13      Counterparts.  This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

15.14      No Waiver.  The failure of either Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.

15.15      Use of Name.  Neither Party shall use the name of the other Party without the prior written consent of such other Party.

15.16      Press Releases.  Neither SLX, Sublicensor nor Sublicensee shall issue any public announcement or written news releases relating to this Agreement unless such public announcement or written news release shall have been mutually approved in writing in advance by both Sublicensor and Sublicensee.

15.17      Extension to Affiliates.  Each Party shall have the right to extend the rights and immunities granted in this Agreement to one or more of its Affiliates, provided, however, that Sublicensee shall only have the right to extend such rights and immunities granted in this Agreement to an Affiliate by means of a properly executed sublicense agreement.  All applicable

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

terms and provisions of this Agreement, except this right to extend, shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party extending such rights and immunities.  The Party extending the rights and immunities granted hereunder shall remain primarily liable for any acts or omissions of its Affiliates.

15.18      No Third Party Beneficiary Rights.  Except to the extent expressly set forth in Section 4.1, this Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

15.19      Interpretation.  In this Agreement unless otherwise specified (i) “includes” and “including” shall mean includes and including without limitation; (ii) a Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking; (iii) a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted; (iii) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders; (iv) the Schedules and other attachments form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the recitals and the Schedules and attachments; the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement; and (v) general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things.

SIGNATURES FOLLOW ON NEXT PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

NT LIFE SCIENCES, LLC

/s/ Myer Berlow
Name:	Myer Berlow
Title:	Manager

KADMON PHARMACEUTICALS, LLC

/s/ Steven N. Gordon
Name:	Steven N.Gordon
Title:	Executive Vice President and General Counsel

SURFACE LOGIX, INC.

/s/ Eric Keller
Name:	Eric Keller
Title:	Treasurer and Secretary

SIGNATURE PAGE TO SUB-LICENSE AGREEMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1.21

Licensed Patents

See Attached.

NT Life – Kadmon Sublicense

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Licensed Patents

Index No.	Country	Title	Application No.	Filing Date
1	P.C.T.	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	PCT/US06/06047	21-Feb-2006
2	P.C.T.	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PCT/US06/06048	21-Feb-2006
3	P.C.T.	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PCT/US06/11271	27-Mar-2006
4	United Arab Emirates	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	739/2007	21-Feb-2006
5	Australia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	2006213984	21-Feb-2006

1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
6	Brazil	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	P10608356-0	21-Feb-2006
7	Canada	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	2598270	21-Feb-2006
8	China	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	200680013062.X	21-Feb-2006
9	Colombia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	07-095295	21-Feb-2006
10	Costa Rica	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	9383	21-Feb-2006

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
11	Eurasia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	200701752	21-Feb-2006
12	Egypt	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	PCT/NA/870/2007	21-Feb-2006
13	Europe	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	6735624.6	21-Feb-2006
14	Georgia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	AP2006010269	21-Feb-2006
15	Hong Kong	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	9103468.8	21-Feb-2006

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
16	Indonesia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	W-00200702698	21-Feb-2006
17	Israel	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	185347	21-Feb-2006
18	India	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	6756/DELN P/2007	21-Feb-2006
19	Japan	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	2007-556391	21-Feb-2006
20	South Korea	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	10-2007-7021457	21-Feb-2006

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
21	Sri Lanka	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	LK/P/1/14602	21-Feb-2006
22	Mexico	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	MX/A/2007/010142	21-Feb-2006
23	Malaysia	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	PI20071434	24-Aug-2007
24	Norway	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	20074741	21-Feb-2006
25	New Zealand	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	560962	21-Feb-2006

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
26	Philippines	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	1-2007-501785	21-Feb-2006
27	Singapore	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	200706076-7	21-Feb-2006
28	Ukraine	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	A200710355	21-Feb-2006
29	United States	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	11/884811	21-Feb-2006
30	Viet Nam	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	1-2007-02035	21-Feb-2006

6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
31	South Africa	METHODS OF MAKING PHARMACOKINETICALLY IMPROVED COMPOUNDS COMPRISING FUNCTIONAL RESIDUES OR GROUPS AND PHARMACEUTICAL COMPOSITIONS COMPRISING SAID COMPOUNDS	2007/07506	21-Feb-2006
32	United Arab Emirates	PHARMACOKINETICALLY IMPROVED COMPOUNDS	738/2007	21-Feb-2006
33	Australia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2006213985	21-Feb-2006
34	Brazil	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PI0608381-1	21-Feb-2006
35	Canada	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2598271	21-Feb-2006
36	China	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200680013057.9	21-Feb-2006
37	Colombia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	07-095314	21-Feb-2006
38	Costa Rica	PHARMACOKINETICALLY IMPROVED COMPOUNDS	9381	21-Feb-2006

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
39	Eurasia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200701753	21-Feb-2006
40	Ecuador	PHARMACOKINETICALLY IMPROVED COMPOUNDS	SP-07-7740	21-Feb-2006
41	Egypt	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PCT/NA/871/2007	21-Feb-2006
42	Europe	PHARMACOKINETICALLY IMPROVED COMPOUNDS	6735625.3	21-Feb-2006
43	Georgia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2006010270	21-Feb-2006
44	Indonesia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	W-00200702699	21-Feb-2006
45	Israel	PHARMACOKINETICALLY IMPROVED COMPOUNDS	185344	21-Feb-2006
46	India	PHARMACOKINETICALLY IMPROVED COMPOUNDS	6753/DELNP/2007	21-Feb-2006
47	Japan	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2007-556392	21-Feb-2006

8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
48	South Korea	PHARMACOKINETICALLY IMPROVED COMPOUNDS	10-2007-7021446	21-Feb-2006
49	Sri Lanka	PHARMACOKINETICALLY IMPROVED COMPOUNDS	LK/P/1/14603	21-Feb-2006
50	Mexico	PHARMACOKINETICALLY IMPROVED COMPOUNDS	MX/A/2007/010144	21-Feb-2006
51	Malaysia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	P120071435	24-Aug-2007
52	Norway	PHARMACOKINETICALLY IMPROVED COMPOUNDS	20074742	21-Feb-2006
53	New Zealand	PHARMACOKINETICALLY IMPROVED COMPOUNDS	560963	21-Feb-2006
54	Philippines	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2007-501765	21-Feb-2006
55	Singapore	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200706045-2	2I-Feb-2006
56	Ukraine	PHARMACOKINETICALLY IMPROVED COMPOUNDS	A200710356	21-Feb-2006

9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
57	United States	PHARMACOKINETICALLY IMPROVED COMPOUNDS	12/570153	30-Sep-2009
58	Viet Nam	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2007-02036	21-Feb-2006
59	South Africa	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2007/07505	21-Feb-2006
60	Australia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2006230159	27-Mar-2006
61	Brazil	PHARMACOKINETICALLY IMPROVED COMPOUNDS	AWAITED	27-Mar-2006
62	Canada	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2602254	27-Mar-2006
63	China	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200680018211.1	27-Mar-2006
64	Colombia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	07-111541	27-Mar-2006
65	Costa Rica	PHARMACOKINETICALLY IMPROVED COMPOUNDS	9465	27-Mar-2006

10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
66	Eurasia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200702048	27-Mar-2006
67	Egypt	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PCT/NA/1016/2007	27-Mar-2006
68	Europe	PHARMACOKINETICALLY IMPROVED COMPOUNDS	6748799.1	27-Mar-2006
69	Georgia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	AP2006010335	27-Mar-2006
70	Indonesia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	W-00200703138	27-Mar-2006
71	Israel	PHARMACOKINETICALLY IMPROVED COMPOUNDS	186299	27-Mar-2006
72	India	PHARMACOKINETICALLY IMPROVED COMPOUNDS	7965/DELNP/2007	27-Mar-2006
73	Japan	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2008-503293	27-Mar-2006
74	South Korea	PHARMACOKINETICALLY IMPROVED COMPOUNDS	10-2007-7024624	27-Mar-2006

11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
75	Sri Lanka	PHARMACOKINETICALLY IMPROVED COMPOUNDS	LK/P/1/14649	27-Mar-2006
76	Mexico	PHARMACOKINETICALLY IMPROVED COMPOUNDS	MX/A/2007/011859	27-Mar-2006
77	Malaysia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PI20071729	27-Mar-2006
78	Norway	PHARMACOKINETICALLY IMPROVED COMPOUNDS	20075145	27-Mar-2006
79	New Zealand	PHARMACOKINETICALLY IMPROVED COMPOUNDS	562083	27-Mar-2006
80	Philippines	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2007-502100	27-Mar-2006
81	Singapore	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200901534-8	27-Mar-2006
82	Singapore	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200905004-8	27-Mar-2006
83	Ukraine	PHARMACOKINETICALLY IMPROVED COMPOUNDS	A200711701	27-Mar-2006

12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
84	United States	PHARMACOKINETICALLY IMPROVED COMPOUNDS	11/887218	27-Mar-2006
85	Viet Nam	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2007-02220	27-Mar-2006
86	South Africa	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2007/08858	27-Mar-2006
87	Australia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2007287024	23-Aug-2007
88	Brazil	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PI0716571.4	23-Aug-2007
89	Canada	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2661483	23-Aug-2007
90	China	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200780039772.4	23-Aug-2007
91	Europe	PHARMACOKTNETICALLY IMPROVED COMPOUNDS	7837341.2	23-Aug-2007
92	GCC	PHARMACOKINETICALLY IMPROVED COMPOUNDS	9873/2007	30-Dec-2007

13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
93	Hong Kong	PHARMACOKINETICALLY IMPROVED COMPOUNDS	9111069.4	23-Aug-2007
94	Indonesia	PHARMACOKINETICALLY IMPROVED COMPOUNDS	W-00200900486	23-Aug-2007
95	Israel	PHARMACOKINETICALLY IMPROVED COMPOUNDS	197224	23-Aug-2007
96	India	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1889/DELNP/2009	23-Aug-2007
97	Japan	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2009-525652	23-Aug-2007
98	South Korea	PHARMACOKINETICALLY IMPROVED COMPOUNDS	10-2009-7005834	23-Aug-2007
99	Mexico	PHARMACOKINETICALLY IMPROVED COMPOUNDS	MX/A/2009/002073	23-Aug-2007
100	Norway	PHARMACOKINETICALLY IMPROVED COMPOUNDS	20090896	23-Aug-2007
101	P.C.T.	PHARMACOKINETICALLY IMPROVED COMPOUNDS	PCT/US07/18784	23-Aug-2007

14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
102	Philippines	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2009-500365	23-Aug-2007
103	Singapore	PHARMACOKINETICALLY IMPROVED COMPOUNDS	200901266.7	23-Aug-2007
104	Taiwan	PHARMACOKINETICALLY IMPROVED COMPOUNDS	96131544	24-Aug-2007
105	Ukraine	PHARMACOKINETICALLY IMPROVED COMPOUNDS	A200902506	23-Aug-2007
106	United States	PHARMACOKINETICALLY IMPROVED COMPOUNDS	12/438504	23-Aug-2007
107	Viet Nam	PHARMACOKINETICALLY IMPROVED COMPOUNDS	1-2009-00569	23-Aug-2007
108	South Africa	PHARMACOKINETICALLY IMPROVED COMPOUNDS	2009/01462	23-Aug-2007
109	Argentina	RHO KINASE INHIBITORS	P07-01-04270	27-Sep-2007
110	Canada	RHO KINASE INHIBITORS	2700988	27-Sep-2007

15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
111	Chile	RHO KINASE INHIBITORS	02799-2007	27-Sep-2007
112	P.C.T.	RHO KINASE INHIBITORS	PCT/US07/21093	27-Sep-2007
113	Peru	RHO KINASE INIIIBITORS	001317-2007	27-Sep-2007
114	Taiwan	RHO KINASE INIIIBITORS	96136063	27-Sep-2007
115	United States	RHO KINASE INHIBITORS	12/836414	14-Jul-2010
116	Venezuela	RHO KINASE INHIBITORS	07-02100	27-Sep-2007
117	Australia	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2006236226	19-Apr-2006
118	Brazil	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	PI0607555-0	19-Apr-2006
119	Canada	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2,605,510	19-Apr-2006
120	China	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	200680021707.4	19-Apr-2006

16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
121	Columbia	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	07-120782	19-Apr-2006
122	Costa Rica	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	9528	19-Apr-2006
123	Ecuador	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	SP-07-7913	19-Apr-2006
124	Egypt	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	1138/2007	19-Apr-2006
125	Eurasian Patent Org.	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	200702271	19-Apr-2006
126	European Patent Convention	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	06751011.5	I 9-Apr-2006
127	Georgia	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	P4878 (Granted)	19-Apr-2006
128	India	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	5224/CHENP/2007	I 9-Apr-2006

17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
129	Indonesia	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	W-00200703492	19-Apr-2006
130	Israel	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	186820	19-Apr-2006
131	Japan	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2008-507927	19-Apr-2006
132	Republic of Korea	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	10-2007-7026556	19-Apr-2006
133	Malaysia	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	P120071827	19-Apr-2006
134	Mexico	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	MX/a/2007/013133	19-Apr-2006
135	New Zealand	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	563009	19-Apr-2006
136	Nicaragua	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2007-000272	19-Apr-2006
137	Norway	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2007/5731	19-Apr-2006

18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Index No.	Country	Title	Application No.	Filing Date
138	Philippines	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	1-2007-502327	19-Apr-2006
139	Singapore	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	201005219-9	19-Apr-2006
140	South Africa	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	2007/09776 (Granted)	19-Apr-2006
141	Sri Lanka	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	14690 (Granted)	19-Apr-2006
142	Ukraine	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	a200712815	19-Apr-2006
143	United Arab Emirates	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	957/2007	19-Apr-2006
144	United States	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	11/407,500	19-Apr-2006
145	Vietnam	INHIBITORS OF MICROSOMAL TRIGLYCERIDE TRANSFER PROTEIN AND APO-B SECRETION	1-2007-02433	19-Apr-2006

19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1.47

SLX Platform Technology

Surface chemistry platform

SURFACE CHEMISTRY

Immobilization of molecules / molecular fragments (small molecules, large molecules, peptides, carbohydrates, etc...) on self-assembled monolayers, polymeric surfaces, device surfaces, microfluidic devices, for the purpose of assays, cell biology (cell lines, primary cells, stem cells), analytical purposes, data collection

ANALYTICAL TECHNIQUES

Protein binding techniques

Self-assembled monolayers

Surface chemistry derivatization (grafting, density control)

Surface plasmon resonance and associated data on interactions of molecules / molecular fragments with biological matter (proteins, protein panel, etc)

Lipid interaction

Characterization of insertion of molecules and molecular fragments into lipid bilayers

Surface tension and interfacial free energy measurements

Pharmacomer library

Spreadsheet of data on protein binding, Interfacial Free Energy (IFFE), and related measurements

Predictor tools

Calculation of molecular parameters used in the description of molecular properties and the prediction of bioavailability

Prediction of bioavailability

Cell biology

Control over biology as implemented surface chemistry

Cell differentiation controlled by surface chemistry

Assays

Proprietary assays as backed by IP or trade secrets

Assay formats

Assay devices

Devices that support assays conducted with cell lines, primary cells, stem cells, etc

Methods of fabrication

Soft lithographic techniques

Microfluidics

Devices

Integration with fluid flow control

Integration with microscopic detection

Methods of delivery / formulation of compounds

e.g., lipid formulation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 2.6

SLX LICENSEES

None

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 9.2.1

REGULATORY FILES

SLx-2101:

IND 70,519 Serial 0000
IND 70,519 Serial 0001
IND 70,519 Serial 0002
IND 70,519 Serial 0003
IND 70,519 Serial 0004
IND 70,519 Serial 0005
IND 70,519 Serial 0006
IND 70,519 Serial 0007
IND 70,519 Serial 0008 Volumes 1 -24
IND 70,519 Serial 0009 - 0014
CTA SLx-2101-07-04
CTA SLx-2101-07-05
CTA SLx-2101-07-06
CTA SLx-2101-07-07
CTA SLx-2101-07-08
CTA SLx-2101-09-09

SLx-2119:

IND 106,268 Serial 0000
IND 106,268 Serial 0001
IND 106,268 Serial 0002
IND 106,268 Serial 0003
IND 106,268 Serial 0004
IND 106,268 Serial 0005
IND 106,268 Serial 0006

SLx-4090:

IND 75,151 Serial 0000 Volumes 1 — 14

IND 75,151 Serial 0001

IND 75,151 Serial 0002

IND 75,151 Serial 0003

IND 75,151 Serial 0004 — 0006

IND 75,151 Serial 0007 — 0009

IND 75,151 Serial 0010

IND 75,151 Serial 0011

IND 75,151 Serial 0012 — 0014

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IND 75,151 Serial 0015

IND 75,151 Serial 0016

IND 75,151 Serial 0017

IND 75,151 Serial 0018

IND 75,151 Serial 0019 — 0021

CTA SLx-4090-06-01

CTA SLx-4090-06-02

CTA SLx-4090-07-03